                                                             EXHIBIT 10.1

                              DOMESTIC GUARANTY
                              -----------------


             This Guaranty (this "Guaranty") is made as of the 12TH day of March, 1997 by Scotsman Industries, Inc., a Delaware corporation (the "Guarantor"), in favor of the Agent and the Lenders (as hereinafter defined).

                              R E C I T A L S:
                              ----------------

             A. Scotsman Group Inc. and the other parties named therein (collectively, the "Borrowers"), Scotsman Industries, Inc., the financial institutions named therein (the "Lenders") and The First National Bank of Chicago, as Agent (the "Agent"), have entered into a certain Credit Agreement dated as of the date hereof (as from time to time amended, restated, modified or supplemented, the "Credit Agreement"). Each term used but not otherwise defined herein shall have the meaning ascribed to such term by the Credit Agreement.

             B. The Guarantor will receive substantial and direct benefits from the extensions of credit contemplated by the Credit Agreement and is entering into this Guaranty to induce the Agent and the Lenders to enter into the Credit Agreement and extend credit to the Borrowers thereunder.

             C. The execution and delivery of this Guaranty is a condition precedent to the obligation of the Lenders to extend credit to the Borrowers pursuant to the Credit Agreement.

             NOW THEREFORE, in consideration of the foregoing and other good and valuable consideration and as an inducement to the Lenders to enter into the Credit Agreement and to extend credit to the Borrowers, the Guarantor hereby agrees as follows:

             1. The Guarantor hereby absolutely, irrevocably and unconditionally guarantees prompt, full and complete payment when due, whether at stated maturity, upon acceleration or otherwise, and at all times thereafter, of (a) the principal of and interest on the Loans made by the Lenders to, and the Note(s) held by each Lender of, the Borrowers and (b) all other amounts from time to time owing to the Lenders or the Agent by the Borrowers under the Credit Agreement, the Notes and the other Loan Documents, including without limitation any Rate Hedging Obligations (the "Guaranteed Debt"), it being the intent of the Guarantor that the guaranty set forth herein shall be a guaranty of payment and not of collection.

             2. The Guarantor waives notice of the acceptance of this Guaranty and of the extension or incurrence of the Guaranteed Debt or any part thereof. The Guarantor further waives all setoffs and counterclaims and presentment, protest, notice, filing of claims with a court in the event of receivership, bankruptcy or reorganization of any Borrower, demand or action on delinquency in respect of the Guaranteed Debt or any part thereof, including any right to require the Agent or the Lenders to sue any Borrower, any other guarantor or any other person obligated with respect to the Guaranteed Debt or any part thereof, or otherwise to enforce payment thereof against any collateral securing the Guaranteed Debt or any part thereof.

             3. The Guarantor hereby agrees that, to the fullest extent permitted by law, its obligations hereunder shall be continuing, absolute and unconditional under any and all circumstances and not subject to any reduction, limitation, impairment, termination, defense (other than indefeasible payment in full), setoff, counterclaim or recoupment whatsoever (all of which are hereby expressly waived by it to the fullest extent permitted by law), whether by reason of any claim of any character whatsoever, including, without limitation, any claim of waiver, release, surrender, alteration or compromise. The validity and enforceability of this Guaranty shall not be impaired or affected by any of the following: (a) any extension, modification or renewal of, or indulgence with respect to, or substitution for, the Guaranteed Debt or any part thereof or any agreement relating thereto at any time; (b) any failure or omission to perfect or maintain any lien on, or preserve rights to, any security or collateral or to enforce any right, power or remedy with respect to the Guaranteed Debt or any part thereof or any agreement relating thereto, or any collateral securing the Guaranteed Debt or any part thereof; (c) any waiver of any right, power or remedy or of any default with respect to the Guaranteed Debt or any part thereof or any agreement relating thereto or with respect to any collateral securing the Guaranteed Debt or any part thereof; (d) any release, surrender, compromise, settlement, waiver, subordination or modification, with or without consideration, of, any collateral securing the Guaranteed Debt or any part thereof, any other guaranties with respect to the Guaranteed Debt or any part thereof, or any other obligations of any person or entity with respect to the Guaranteed Debt or any part thereof; (e) the enforceability or validity of the Guaranteed Debt or any part thereof or the genuineness, enforceability or validity of any agreement relating thereto or with respect to any collateral securing the Guaranteed Debt or any part thereof; (f) the application of payments received from any source to the payment of indebtedness other than the Guaranteed Debt, any part thereof or amounts which are not covered by this Guaranty even though the Lenders might lawfully have elected to apply such payments to any part or all of the Guaranteed Debt or to amounts which are not covered by this Guaranty; (g) any change of ownership of any Borrower or the insolvency, bankruptcy or any other change in the legal status of any Borrower; (h) any change in, or the imposition of, any law, decree, regulation or other governmental act which does or might impair, delay or in any way affect the validity, enforceability or the payment when due of the Guaranteed Debt; (i) the failure of any Borrower to maintain in full force, validity or effect or to obtain or renew when required all governmental and other approvals, licenses or consents required in connection with the Guaranteed Debt or this Guaranty, or to take any other action required in connection with the performance of all obligations pursuant to the Guaranteed Debt or this Guaranty; (j) the existence of any claim, setoff or other rights which the Guarantor may have at any time against any Borrower or any other guarantor in connection herewith or with any unrelated transaction; (k) the Lenders' election, in any case or proceeding instituted under chapter 11 of the United States
   Bankruptcy Code, of the application of section 1111(b)(2) of the United States Bankruptcy Code; (l) any borrowing, use of cash collateral, or grant of a security interest by any Borrower, as debtor in possession, under section 363 or 364 of the United States
   Bankruptcy Code; (m) the disallowance of all or any portion of any of the Lenders' claims for repayment of the Guaranteed Debt under section
   502 or 506 of the United States Bankruptcy Code; or (n) any other fact or circumstance which might otherwise constitute grounds at law or equity for the discharge or release of the Guarantor from its obligations hereunder, all whether or not the Guarantor shall have had notice or knowledge of any act or omission referred to in the foregoing CLAUSES (a) THROUGH (n) of this paragraph. It is agreed that the Guarantor's liability hereunder is independent of any other guaranties or other obligations at any time in effect with respect to the Guaranteed Debt or any part thereof and that the Guarantor's liability hereunder may be enforced regardless of the existence, validity, enforcement or nonenforcement of any such other guaranties or other obligations or any provision of any applicable law or regulation purporting to prohibit payment by any Borrower of the Guaranteed Debt in the manner agreed upon among the Agent, the Lenders and the Borrowers. Notwithstanding the provisions of Section 3(a),
   (b), (c) and (e) above, the validity and enforceability of this Guaranty shall be subject to the express terms of any written amendment, supplement, modification or waiver of the terms or provisions of this Guaranty signed and delivered by the Agent on behalf of the Lenders.

             4. Credit may be granted or continued from time to time by the Lenders to the Borrowers without notice to or authorization from the Guarantor regardless of any Borrower's financial or other condition at the time of any such grant or continuation. Neither the Agent nor any Lender shall have an obligation to disclose or discuss with the Guarantor its assessment of the financial condition of any Borrower.

             5. The Guarantor shall have no right of subrogation with respect to the Guaranteed Debt and hereby waives any right to enforce any remedy which the Agent or the Lenders now have or may hereafter have against any Borrower, any endorser or any other guarantor of all or any part of the Guaranteed Debt, and the Guarantor hereby waives any benefit of, and any right to participate in, any security or collateral given to the Agent or the Lenders to secure payment of the Guaranteed Debt or any part thereof or any other liability of any Borrower to the Agent or the Lenders. The Guarantor hereby releases each Borrower from all, and agrees not to assert or enforce (whether by or in a legal or equitable proceeding or otherwise) any, "claims" (as defined in Section 101(4) of the United States Bankruptcy Code, as amended), whether arising under any law, statute, governmental rule or regulation or judicial determination or otherwise, to which the Guarantor is or would at any time be entitled by virtue of its obligations hereunder, any payment made pursuant thereto or the exercise by the Agent or any Lender of its rights with respect to any collateral for the Guaranteed Debt, including any such claims to which the Guarantor may be entitled as a result of any right of subrogation, exoneration or reimbursement.

             6. The Guarantor authorizes the Lenders to take any action or exercise any remedy with respect to any collateral from time to time securing the Guaranteed Debt, which the Lenders in their sole discretion shall determine, without notice to the Guarantor.

             7. In the event the Lenders in their sole discretion elect to give notice of any action with respect to any collateral securing the Guaranteed Debt or any part thereof, ten (10) days' written notice mailed to the Guarantor by ordinary mail at the address shown hereon shall be deemed reasonable notice of any matters contained in such notice. The Guarantor consents and agrees that neither the Agent nor the Lenders shall be under any obligation to marshall any assets in favor of the Guarantor or against or in payment of any or all of the Guaranteed Debt.

             8. In the event that acceleration of the time for payment of any of the Guaranteed Debt is stayed upon the insolvency, bankruptcy or reorganization of any Borrower, or otherwise, all such amounts shall nonetheless be payable by the Guarantor forthwith upon demand by the Agent or the Lenders. The Guarantor further agrees that, to the extent that any Borrower makes a payment or payments to any of the Lenders on the Guaranteed Debt, or the Agent or the Lenders receive any proceeds of collateral securing the Guaranteed Debt, which payment or receipt of proceeds or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be returned or repaid to such Borrower, its estate, trustee, receiver, debtor in possession or any other party, including, without limitation, the Guarantor, under any insolvency or bankruptcy law, state or federal law, common law or equitable cause, then to the extent of such payment, return or repayment, the obligation or part thereof which has been paid, reduced or satisfied by such amount shall be reinstated and continued in full force and effect as of the date when such initial payment, reduction or satisfaction occurred.

             9. No delay on the part of the Agent or the Lenders in the exercise of any right, power or remedy shall operate as a waiver thereof, and no single or partial exercise by the Agent or the Lenders of any right, power or remedy shall preclude any further exercise thereof; nor shall any amendment, supplement, modification or waiver of any of the terms or provisions of this Guaranty be binding upon the Agent or the Lenders, except as expressly set forth in a writing duly signed and delivered on the Lenders' behalf by the Agent. The failure by the Agent or the Lenders at any time or times hereafter to require strict performance by any Borrower or the Guarantor of any of the provisions, warranties, terms and conditions contained in any promissory note, security agreement, agreement, guaranty, instrument or document now or at any time or times hereafter executed pursuant to the terms of, or in connection with, the Credit Agreement by any Borrower or the Guarantor and delivered to the Agent or the Lenders shall not waive, affect or diminish any right of the Agent or the Lenders at any time or times hereafter to demand strict performance thereof, and such right shall not be deemed to have been waived by any act or knowledge of the Agent or the Lenders, their agents, officers writing duly signed and delivered on the Lenders' behalf by the Agent. No waiver by the Agent or the Lenders of any default shall operate as a waiver of any other default or the same default on a future occasion, and no action by the Agent or the Lenders permitted hereunder shall in any way affect or impair the Agent's or the Lenders' rights or powers, or the obligations of the Guarantor under this Guaranty. Any determination by a court of competent jurisdiction of the amount of any Guaranteed Debt owing by the Borrowers to the Lenders shall be conclusive and binding on the Guarantor irrespective of whether the Guarantor was a party to the suit or action in which such determination was made.

             10. Subject to the provisions of SECTION 8, this Guaranty shall continue in effect until the Credit Agreement has terminated, the Guaranteed Debt has been paid in full and the other conditions of this Guaranty have been satisfied.

             11. In addition to and without limitation of any rights, powers or remedies of the Agent or the Lenders under applicable law, any time after maturity of the Guaranteed Debt, whether by acceleration or otherwise, the Agent or the Lenders may, in their sole discretion, with notice after the fact to the Guarantor and regardless of the acceptance of any security or collateral for the payment hereof, appropriate and apply toward the payment of the Guaranteed Debt (a) any indebtedness due or to become due from any of the Lenders to the Guarantor, and (b) any moneys, credits or other property belonging to the Guarantor (including all account balances, whether provisional or final and whether or not collected or available) at any time held by or coming into the possession of any of the Agent or any Lender whether for deposit or otherwise.

             12. The Guarantor agrees to pay all costs, fees and expenses (including reasonable attorneys' fees and time charges, which attorneys may be employees of the Agent or a Lender) incurred by the Agent or any Lender in collecting or enforcing the obligations of the Guarantor under this Guaranty.

             13. This Guaranty shall bind the Guarantor and its successors and assigns and shall inure to the benefit of the Agent, the Lenders and their successors and assigns. All references herein to the Lenders shall for all purposes also include all Purchasers and Participants (as such terms are defined in the Credit Agreement). All references herein to the Borrowers shall be deemed to include its successors and assigns including, without limitation, a receiver, trustee or debtor in possession of or for the Borrowers.

             14. THIS GUARANTY SHALL BE DEEMED TO HAVE BEEN MADE AT CHICAGO, ILLINOIS, AND SHALL BE CONSTRUED AND THE RIGHTS AND LIABILITIES OF THE AGENT, THE LENDERS AND THE GUARANTOR DETERMINED, IN ACCORDANCE WITH THE INTERNATIONAL LAWS, WITHOUT REGARD TO CONFLICT OF LAWS PROVISIONS, OF THE STATE OF ILLINOIS, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS. THE GUARANTOR CONSENTS TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED WITHIN COOK COUNTY, ILLINOIS, WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS UPON IT, AND CONSENTS THAT ALL SUCH SERVICE OF PROCESS BE MADE BY MESSENGER OR BY REGISTERED MAIL DIRECTED TO THE GUARANTOR AT THE ADDRESS INDICATED BELOW, AND SERVICE SO MADE SHALL BE DEEMED TO BE COMPLETED THREE (3) DAYS AFTER THE SAME SHALL HAVE BEEN POSTED AS AFORESAID. THE GUARANTOR WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS AND ANY OBJECTION TO VENUE OF ANY ACTION INSTITUTED HEREUNDER. NOTHING CONTAINED HEREIN SHALL AFFECT THE RIGHT OF THE AGENT OR THE LENDERS TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR AFFECT THE RIGHT OF THE AGENT OR THE LENDERS TO BRING ANY ACTION OR PROCEEDING AGAINST THE GUARANTOR OR ITS PROPERTY IN THE COURTS OF ANY OTHER JURISDICTION.

             15. EACH OF THE GUARANTOR AND, BY THEIR ACCEPTANCE HEREOF, THE AGENT AND EACH LENDER, WAIVES TRIAL BY JURY WITH RESPECT TO DISPUTES ARISING HEREUNDER.

             16. Wherever possible, each provision of this Guaranty shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Guaranty shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Guaranty.

             17. Except as otherwise expressly provided herein, any notice required or desired to be served, given or delivered to any party hereto under this Guaranty shall be in writing by telex, facsimile, United States mail or overnight courier and addressed or delivered to such party (a) if to the Agent or the Lenders, at their respective addresses set forth in the Credit Agreement, or (b) if to the Guarantor, at its address indicated on EXHIBIT A hereto, or to such other address as the Agent or the Lenders or the Guarantor designates to the Agent in writing. All notices by United States mail shall be sent certified mail, return receipt requested. All notices hereunder shall be effective upon delivery or refusal of receipt; PROVIDED, that any notice transmitted by telex or facsimile shall be deemed given when transmitted (answerback confirmed in the case of telexes).

             18. All payments hereunder shall be made by the Guarantor in the currency in which the Guaranteed Debt was borrowed (the "Specified Currency") and in the manner and at the address (the "Specified Place") specified in Section 2.14(a) of the Credit Agreement for the payment of such Guaranteed Debt. Payment of the Guaranteed Debt shall not be discharged by an amount paid in another currency or in another place, whether pursuant to a judgment or otherwise, to the extent that the amount so paid on conversion to the Specified Currency and transferred to the Specified Place under normal banking procedures does not yield the amount of the Specified Currency at the Specified Place due hereunder. If, for the purpose of obtaining judgment in any court, it is necessary to convert a sum due hereunder in the Specified Currency into another currency (the "Judgment Currency"), the rate of exchange which shall be applied shall be that at which in accordance with normal banking procedures the Agent could purchase the Judgment Currency with that amount of the Specified Currency on the Business Day next preceding that on which such judgment is rendered. The obligation of the Guarantor in respect of any such sum due from it to the Agent or any Lender hereunder (an "Entitled Person") shall, notwithstanding the rate of exchange actually applied in rendering such judgment, be discharged only to the extent that on the Business Day following receipt by such Entitled Person of any sum adjudged to be due hereunder in the Judgment Currency, such Entitled Person may in accordance with normal banking procedures purchase and transfer to the Specified Place the Specified Currency with the amount of the Judgment Currency so adjudged to be due; and the Guarantor, as a separate Obligation and notwithstanding any such judgment, agrees to indemnify such Entitled Person against, and to pay such Entitled Person on demand, in the Specified Currency, any difference between the sum originally due to such Entitled Person in the Specified Currency and the amount of the Specified Currency so purchased and transferred.

             19.  (a)   Except as otherwise required by applicable law,
   all sums payable by the Guarantor whether in respect of principal, interest, fees or otherwise shall be paid without deduction for any present and future taxes, levies, assessments, imposts, deductions, charges or withholdings imposed by any country, any Governmental Agency thereof or therein, any jurisdiction from which any or all such payments are made and any political subdivision or taxing authority thereof or therein, EXCLUDING income and franchise taxes (and deductions and withholdings therefor) imposed on the Agent or any Lender (i) by the jurisdiction under the laws of which the Agent or such Lender is organized or any Governmental Agency or taxing authority thereof or therein, or (ii) by any jurisdiction in which the Agent's or such Lender's Lending Installations are located or any Governmental Agency or taxing authority thereof or therein (such excluded taxes, deductions and withholdings, collectively, "Excluded Taxes," and all such taxes, levies, imposts, deductions, charges and withholdings (including Excluded Taxes), collectively, "Taxes"), which amounts shall be paid by such Borrower as provided in SECTION 19(b).

             (b) If (i) the Guarantor or any other Person is required by law to make any deduction or withholding on account of any Tax (other than Excluded Taxes) or other amount from any sum paid or expressed to be payable by the Guarantor to any Lender under this Guaranty; or (ii) any party to this Guaranty (or any Person on its behalf) or the Credit Agreement other than the Guarantor is required by law to make any deduction or withholding from, or (other than on account of any Excluded Tax) any payment on or calculated by reference to the amount of, any such sum received or receivable by any Lender under this Guaranty, then:

        (w) the Guarantor shall notify the Agent of any such requirement or any change in any such requirement as soon as the Guarantor becomes aware of it;

        (x) the Guarantor shall pay any such Tax or other amount before the date on which penalties attached thereto become due and payable, such payment to be made (if the liability to pay is imposed on the Guarantor) for its own account or (if that liability is imposed on the Agent or any Lender) on behalf of and in the name of that party;

        (y) the sum payable by the Guarantor in respect of which the relevant deduction, withholding or payment is required shall (except, in the case of any such payment, to the extent that the amount thereof is not ascertainable when that sum is paid) be increased to the extent necessary to ensure that, after the making of that deduction, withholding or payment, that party receives on the due date and retains (free from any liability in respect of any such deduction, withholding or payment) a sum equal to that which it would have received and so retained had no such deduction, withholding or payment been required or made; and

        (z) within thirty (30) days after payment of any sum from which the Guarantor is required by law to make any deduction or withholding, and within thirty (30) days after the due date of payment of any Tax or other amount which it is required by clause (x) above to pay, it shall deliver to the Agent all such certified documents and other evidence as to the making of such deduction, withholding or payment as (i) are reasonably satisfactory to other affected parties as proof of such deduction, withholding or payment and of the remittance thereof to the relevant taxing or other authority and (ii) are reasonably required by any such party to enable it to claim a tax credit with respect to such deduction, withholding or payment.

                         [signature page to follow]

             IN WITNESS WHEREOF, the Guarantor has entered into this Domestic Guaranty as of the date first written above.



                            SCOTSMAN INDUSTRIES, INC.


                            By: /s/ R. Osborne
                               ----------------------------------------
                            Its: President
                               ----------------------------------------

                       EXHIBIT A TO DOMESTIC GUARANTY
                       ------------------------------


   ADDRESS OF GUARANTOR:

   775 Corporate Woods Parkway
   Vernon Hills, Illinois 60061

   Attention:Donald D. Holmes

   Telephone:847-215-4447
   Facsimile:847-634-8823